Deposit for asset acquisition	12 Months Ended
Dec. 31, 2015
Deposit Assets [Abstract]
Deposit for asset acquisition [Text Block]
Note 8 – Deposit for asset acquisition

The Company made several deposits for the right to use multiple patents in the production of batteries as well as for purchase of certain equipment. As of December 31, 2015, the outstanding balance of $2,465,600 included deposit payments of $2,003,300 for the right to use patents and $462,300 for the purchase of equipment. The balances will be returned in full by June 30, 2016.

As of March 31, 2016, deposit of $1,541,000 for the purchase of right to use patents has been returned to the Company.

As of December 31, 2014, the balance of $3,707,702 included deposit payments of $2,117,700 for the right to use patents, $1,101,302 for the purchase of equipment and $488,700 for the planned research and development project.